Item 1: Report to Shareholders

GNMA Fund	November 30, 2007

The views and opinions in this report were current as of November 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite well-publicized turmoil in the credit markets this summer, GNMA securities enjoyed good returns over the past six months. Credit problems among subprime mortgages caused investors to dump riskier securities and stocks and flee to the relative safety of government-backed issues, such as GNMAs, as well as shorter-term, high-quality assets. This environment benefited our fund, enabling us to outperform our peers, thanks to lower expenses and other factors.

HIGHLIGHTS

• GNMA bonds were able to weather turmoil in the credit markets in recent months and record good gains over the past six months.

• The fund outpaced its Lipper peers, thanks in part to its lower expenses and conservative investment posture but performance lagged that of the Lehman index.

• We have taken steps to focus on higher-quality issues in the face of problems in the credit markets.

• Conditions have improved since August, but it remains difficult to forecast the direction of the fixed-income markets given the uncertainty surrounding Fed policy and concerns about liquidity and other issues.

ECONOMY AND INTEREST RATES

The past year was truly a tale of two halves for the bond market. The first half of the year—which we covered in our last report—was marked by an almost placid environment. Interest rates were fairly range bound, volatility was muted, and 10-year swap spreads (a measure of bond market risk) were roughly steady. While rising defaults and other problems in the subprime mortgage market were in the headlines, few at that time could guess how much these would impact fixed-income markets.

The second half of the year demonstrated what happens when markets go from being run on greed to being run on fear. Interest rates at first spiked in May and early June, as investors gave up hope that the Federal Reserve would soon lower interest rates. By the middle of August, it became apparent that higher defaults and delinquencies in the subprime market had caused significant disarray among certain financial intermediaries and institutional investors. The resulting illiquidity and fear of contagion raised the possibility that a “credit crunch” would lead to a significant economic slowdown. Interest rates fell through the summer as investors anticipated that the Fed would be forced to reverse course and lower rates to help credit markets cope with the damage. Meanwhile, volatility spiked, and swap spreads widened as investors’ uncertainty about subprime risk, the economy, and the collapse of liquidity became more prevalent.

The Fed's Role in Maintaining Financial Markets

In its role as the nation's central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts fixed-income yield and consumer and business loan rates. Keeping inflation in check, while maintaining sustainable economic growth, has typically been the Fed's most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

Recently, the Fed became a highly visible player in dealing with the unfolding "credit crunch." As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns—in this case subprime mortgages—and ignoring the clear risks. As worries spread about defaulting subprime loans, risk aversion spread across areas of the fixed-income markets, causing yield spreads to widen on many types of asset-backed securities and corporate and municipal bonds, as well as higher-risk emerging markets and high-yield bonds. At the same time, the Treasury market, often viewed as a safe haven, enjoyed a strong rally.

As the credit crunch worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Initially, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate—and offered longer-term loans against a wide range of collateral, including mortgage-backed securities—and subsequently lowered the fed funds rate a total of 75 basis points during the reporting period (100 basis points equal 1.00%). While there are signs that stability is returning to some sectors in the credit markets, fragility persists. It appears that the Fed stands ready to lower the federal funds rate further to prevent financial market conditions from affecting the economy.

Fed Funds Rate History

7%
6
5
4
3
2
1
0
12/99
12/00
12/01
12/02
12/03
12/04
12/05
12/06
12/07

Source: Federal Reserve Board.

Note: The last quarter-point rate cut occurred on December 11, after the end of the reporting period.

Late in the summer, central banks, including the Federal Reserve, added massive amounts of liquidity to the financial system. Policymakers encouraged banks to borrow at the Fed’s discount window and lowered rates on these loans by 50 basis points (0.50%) to 5.75%. The Fed followed up at its mid-September monetary policy meeting by lowering the federal funds target by 50 basis points to 4.75%, then again at its late-October meeting to 4.50% because of concerns about slower economic growth. (The Fed lowered rates once more by 25 basis points, to 4.25%, on December 11, following the end of our reporting period.)

PERFORMANCE AND STRATEGY REVIEW

The GNMA Fund returned 5.20% for the six-month period ended November 30, 2007. As shown in the following table, the portfolio outpaced its peer group of funds as represented by the Lipper GNMA Funds Average, while trailing the Lehman Brothers index. These results placed the fund in or near the top quartile of our Lipper peer group for the longer performance periods ended November 30, 2007. (Based on cumulative total return, Lipper ranked the GNMA Fund 21 out of 59, 19 out of 58, 13 out of 54, and 9 out of 31 funds for the 1-, 3-, 5-, and 10-year periods ended November 30, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.) Our conservative investment posture helped our results relative to our peers, while our modest position in non-GNMA securities detracted a bit from comparisons with the Lehman index. We feel the latter securities are a beneficial addition to the fund, however, in part because they can be expected to perform better when interest rates are volatile.

As of this writing, it is still a very stressful time for the bond markets. Liquidity in all but agency-guaranteed mortgages and Treasuries is greatly diminished as Wall Street firms deal with constrained balance sheets and with risk managers unwilling to take on anything that does not have a government backing. Belying early hopes, the subprime crisis has spread to affect everyone from homebuilders, mortgage originators, and bond insurers to European banks and institutions investing only in AAA rated bonds. Undoubtedly, there are many speculators who merit the pain they are now suffering, but unfortunately markets do not always do a good job of discriminating between the good, the bad, and the ugly.

Yet even environments as bleak as the current one can provide opportunities to careful investors. We believe we can include ourselves among this group, as we have been mostly untouched by this crisis. Indeed, we sold the most risky subprime securities in the portfolio in December 2006 before the issue was on anyone’s radar screen. We could see that the loans being made were of increasingly poor quality—which, quite frankly, did not make sense. We do not own any subprime or related securities in the fund.

We have also taken the opportunity to buy bonds that the market has punished but we think have good fundamental value. In particular, we purchased commercial mortgage-backed securities (CMBS) with very attractive yields. We focused our buying once again on bonds with a AAA rating and classified as “super senior”—a somewhat overly descriptive term for bonds with more credit protection than the rating agencies require for a AAA rating. Given investors’ continued risk aversion, the spread in yields between CMBS and Treasuries of similar duration has widened to exceptionally attractive levels. While we would expect some volatility in the bonds’ prices as we move through this period of illiquidity, we believe they are fundamentally sound and provide excellent value.

It is very difficult to predict the future of markets right now given the uncertainty regarding the scale of the subprime crisis, how it will affect the economy, and who ultimately holds (and is harmed by) the risk. GNMAs, with their explicit government guarantee, should be attractive investments and a safe harbor from the credit turmoil that plagues other securities. That said, until some stability and liquidity return to markets, it may be a rough ride for another few months. We believe in these circumstances it is best to follow our strategy over the past several months: Make sure that what we own is safe and can withstand the volatility, and then just hold on.

OUTLOOK

Given the uncertainty surrounding the health of the economy and inflation trends, it is challenging to make confident forecasts about the direction of Fed policy. Meanwhile, concerns about the scale of sub-prime losses among institutions and other issues are likely to continue to hamper liquidity. Our strategy in this environment will be to position the fund somewhat defensively while relying on the careful and extensive credit research of T. Rowe Price analysts to seek to avoid any pitfalls that remain.

As you know, I will be retiring in February 2008 and will turn this portfolio over to my successor. It has been a tremendous honor and pleasure to serve you these last 10 years, and I am confident this fund will continue to provide you good risk-balanced returns.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Connice A. Bavely
Chairman of the Investment Advisory Committee GNMA Fund

December 21, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Investment-grade bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Current coupon GNMA: An index that tracks a theoretical 30-year GNMA mortgage that is priced at par. It is computed by interpolating from the two 30-year GNMAs whose prices bracket par.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 11/30/07‡	Year Ended 5/31/07‡	5/31/06‡	5/31/05‡	5/31/04	5/31/03
NET ASSET VALUE						
Beginning of period	$ 9.29	$ 9.21	$ 9.63	$ 9.54	$ 9.89	$ 9.61
Investment activities						
Net investment income	0.23	0.44	0.39	0.37	0.30	0.37
Net realized and unrealized gain (loss)	0.25	0.11	(0.36)	0.16	(0.26)	0.30
Total from investment activities	0.48	0.55	0.03	0.53	0.04	0.67
Distributions						
Net investment income	(0.24)	(0.47)	(0.45)	(0.44)	(0.39)	(0.39)
NET ASSET VALUE						
End of period	**$ 9.53**	**$ 9.29**	**$ 9.21**	**$ 9.63**	**$ 9.54**	**$ 9.89**

Ratios/Supplemental Data

Total return^	5.20%	6.03%	0.32%	5.66%	0.45%	7.07%
Ratio of total expenses to average net assets	0.63%+	0.65%	0.66%	0.67%	0.69%	0.70%
Ratio of net investment income to average net assets	4.86%+	4.72%	4.14%	3.90%	3.23%	3.68%
Portfolio turnover rate¤	104.1%+	80.7%	135.1%	167.0%	302.1%	385.8%
Portfolio turnover rate, excluding mortgage dollar roll transactions	82.3%+	68.4%	89.9%	85.2%	146.6%	135.5%
Net assets, end of period (in millions)	$ 1,346	$ 1,278	$ 1,218	$ 1,418	$ 1,307	$ 1,466

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 2).

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 0.9%		
Auto Backed 0.6%		
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A 5.32%, 3/20/10 (1)	7,625	7,673
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	1,120	1,130
		8,803
Other Asset-Backed Securities 0.3%		
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	2,193	2,251
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	1,158	1,175
		3,426
Total Asset-Backed Securities (Cost $12,114)		12,229
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.3%		
Commercial Mortgage Backed Securities 6.1%		
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.895%, 9/11/38	13,100	13,416
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, CMO, VR 5.40%, 7/15/44	3,050	3,033
Commercial Mortgage PTC Series 2007-C9, Class A4, CMO, VR 6.010%, 12/10/49	9,750	10,028
Greenwich Captial Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	6,350	6,287

Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.028%, 9/25/36	5,032	5,082
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 6.028%, 10/25/36	4,221	4,241
		16,411
Total Non-U.S. Government Mortgage-Backed Securities (Cost $97,390)		98,812

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 89.1%

U.S. Government Agency Obligations(2) 4.6%

Federal Home Loan Mortgage, ARM		
5.068%, 3/1/36	2,249	2,247
5.130%, 1/1/36	5,537	5,588
5.381%, 2/1/37	2,275	2,286
5.980%, 12/1/36	4,932	5,008
6.006%, 11/1/36	2,512	2,536
6.038%, 10/1/36	2,528	2,606
6.126%, 10/1/36	2,661	2,710
6.218%, 8/1/36	2,926	2,993
Federal Housing Authority, Vendee Mortgage Trust, CMO, VR 9.599%, 3/15/25	352	384
Federal National Mortgage Assn.		
5.00%, 10/1/21 - 11/1/33	18,628	18,418
Federal National Mortgage Assn., ARM		
5.450%, 9/1/37	2,669	2,684
5.540%, 7/1/36	4,788	4,851
5.796%, 9/1/37	3,052	3,101
5.983%, 8/1/36	3,161	3,226

5.984%, 9/1/36	1,507	1,542
6.034%, 12/1/36	1,875	1,903
		62,083
U.S. Government Obligations 84.5%		
Government National Mortgage Assn.		
4.00%, 9/15/18	9,064	8,788
4.50%, 2/15/21 - 1/15/34	10,537	10,288
5.00%, 10/15/17 - 3/20/36	211,571	210,571
5.50%, 7/15/14 - 6/15/37 (4)	328,215	333,205
6.00%, 11/15/08 - 11/20/37	314,416	322,639
6.50%, 12/15/14 – 9/15/37	101,397	105,474
7.00%, 3/15/13 - 10/20/36	33,578	35,191
7.50%, 9/15/12 - 9/15/32	10,159	10,781
8.00%, 3/15/14 - 3/15/30	6,056	6,427
8.50%, 7/15/08 - 2/20/23	1,408	1,496
9.00%, 4/15/18 - 9/15/24	756	815
9.25%, 10/15/16 - 12/15/19	132	140
9.50%, 6/15/09 - 12/15/24	384	413
9.75%, 7/15/17 - 2/15/21	116	126
10.00%, 2/15/16 - 3/15/26	1,626	1,780
10.25%, 9/20/16	18	19
10.50%, 2/15/13 - 10/15/21	212	231
11.00%, 2/15/10 - 7/20/20	139	154
11.50%, 8/15/10 - 11/15/19	230	251
12.00%, 10/15/10 - 6/15/15	376	418
12.25%, 3/15/14 - 7/20/15	40	44
12.50%, 4/15/10 - 1/20/16	145	163
12.75%, 12/20/13 - 11/20/14	30	34
13.00%, 1/15/11 - 9/20/15	117	134

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/07
Investment Income (Loss)	
Income	
Interest	$ 33,556
Dividend	2,080
Total income	35,636
Expenses	
Investment management	2,942
Shareholder servicing	918
Custody and accounting	171
Prospectus and shareholder reports	39
Registration	21
Legal and audit	12
Trustees	5
Miscellaneous	5
Total expenses	4,113
Expenses paid indirectly	(12)
Net expenses	4,101
Net investment income	31,535
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	156
Futures	(52)
Net realized gain	104
Change in net unrealized gain (loss)	
Securities	34,890
Futures	(23)
Change in net unrealized gain	34,867
Net realized and unrealized gain	34,971
INCREASE IN NET ASSETS FROM OPERATIONS	$ 66,506

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price GNMA Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective November 30, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Futures Contracts During the six months ended November 30, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the six months ended November 30, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended November 30, 2007, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $38,662,000 and $19,919,000, respectively, for the six months ended November 30, 2007. Purchases and sales of U.S. government securities aggregated $638,639,000 and $655,357,000, respectively, for the six months ended November 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2007.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently, $3,849,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2007, were recognized for tax purposes on June 1, 2007. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2007, the fund had $29,114,000 of unused capital loss carryforwards, of which $8,219,000 expire in fiscal 2012, $4,682,000 expire in fiscal 2013, $7,180,000 expire in fiscal 2014, and $9,033,000 expire in fiscal 2015.

At November 30, 2007, the cost of investments for federal income tax purposes was $1,353,724,000. Net unrealized gain aggregated $16,402,000 at period-end, of which $20,101,000 related to appreciated investments and $3,699,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2007, expenses incurred pursuant to these service agreements were $78,000 for Price Associates, $276,000 for T. Rowe Price Services, Inc., and $54,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2007, the fund was allocated $469,000 of Spectrum Funds’ expenses, of which $352,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2007, approximately 48% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2008